3
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON,  DC  20549

                                    FORM  8-K

                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                         SECURITIES  EXCHANGE  ACT  OF  1934

                DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)
                ------------------------------------------------
                                  June 18, 2001

                            OMNI  NUTRACEUTICALS,  INC.
             ------------------------------------------------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                 UTAH                     0-18160            87-046822
   ----------------------------       ------------       -------------------
   (STATE  OF  OTHER  JURISDICTION       (COMMISSION          IRS  EMPLOYER
           OF  INCORPORATION)          FILE  NUMBER)       IDENTIFICATION  NO.)


                              5310  BEETHOVEN  STREET
                              LOS  ANGELES,  CA  90066
                    ----------------------------------------
                    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)

       REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:  (310)  306-3636


                                       N/A
         (FORMER  NAME  AND  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)






                            OMNI  NUTRACEUTICALS,  INC.

                                TABLE  OF  CONTENTS
                                       FOR
                           CURRENT  REPORT  ON  FORM  8-K





           Page  No.


Item  5.     Other  Events     2

Item  7.     Exhibits          3


Signature                      2










ITEM  5


OTHER  EVENTS

In a Press Release dated June 18, 2001 the Company announced that its lender had agreed to defer until July 30, 2002, all principal payments due under its term loan agreement, which terminates on July 30, 2002. Also the lender waived all existing defaults under the Credit Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OMNI  NUTRACEUTICALS,  INC.


Date:  June  18,  2001                By:  /s/  KLEE  IRWIN
                                          -----------------------
                                          Klee  Irwin
                                          Chief  Executive  Officer

                                  PRESS RELEASE



                      Omni's Bank Defers Principal Payments


Los Angeles June 18, 2001/ PR Newswire/-- Omni Nutraceuticals, Inc (OTC Bulletin
Board: ZONE) today announced that its lender agreed to defer until July 30, 2002 all principal payments due under its term loan agreement, which terminates on July 30, 2002. In connection therewith all outstanding defaults were waived.

Omni CEO, Klee Irwin, commented, "We've made tremendous progress in our rebuilding process during the last several months and remain cautiously optimistic. Our financial filings are now current. Our stock was recently upgraded to the NASD's bulletin board trading system. And our bank has decided to support us by waiving all loan defaults and deferring principal payments for a year. We have recently launched our new OTC/pharmaceutical and nutritional supplement combination product, Inholtra Joint Pain, into the mass market".

Omni Nutraceuticals is a leading formulator and supplier of natural consumer health products and OTC pharmaceuticals.

CONTACT:  Kristine  Barrett  for  Omni  Nutraceuticals,  Inc.,  310-574-6911